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                                                                   Exhibit 10.51


            CONFIDENTIAL TREATMENT REQUESTED BY ROCKFORD CORPORATION




                              SIMPLEDEVICES, INC.

                        -------------------------------

                          SECOND AMENDED AND RESTATED

                                VOTING AGREEMENT

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            CONFIDENTIAL TREATMENT REQUESTED BY ROCKFORD CORPORATION


                  SECOND AMENDED AND RESTATED VOTING AGREEMENT

            THIS SECOND AMENDED AND RESTATED VOTING AGREEMENT (this "AGREEMENT"), by and among SimpleDevices, Inc. (the "COMPANY"), the undersigned holders of the Company's Common Stock (collectively, the "COMMON STOCKHOLDERS"), the undersigned holders of the Company's Series A Preferred Stock, (the "SERIES A STOCKHOLDERS"), and the undersigned holders of the Company's Series B Preferred Stock, (the "SERIES B Stockholders") (collectively, the "PREFERRED STOCKHOLDERS") and Rockford Corporation ("ROCKFORD") is entered into on this 16th day of October, 2002.

            WHEREAS, the Company, the Common Stockholders and the Preferred Stockholders are parties to that certain Amended and Restated Voting Agreement dated as of May 23, 2001 (the "PRIOR VOTING AGREEMENT");

            WHEREAS, the Company and the parties to the Prior Voting Agreement desire to amend, restate and replace the Prior Voting Agreement in its entirety with this Agreement pursuant to Section 5 of the Prior Voting Agreement;

            WHEREAS, in order to induce Rockford to purchase shares of the Company's Common Stock, the parties hereto have indicated their willingness to enter into this Agreement upon the terms and conditions set forth below;

            WHEREAS, upon consummation of the share purchase transaction between the Company and Rockford, the Series A and Series B Preferred Stock held by the Preferred Stockholders shall be automatically converted to Common Stock and the Preferred Stockholders shall have the rights of Common Stockholders; and

            WHEREAS, the parties hereto enter this Agreement for the additional purpose of confirming the arrangements for election of directors;

            NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

            The Prior Voting Agreement is terminated and amended, restated and replaced in its entirety with this Agreement effective upon the execution of this Agreement by the Company and the required majority in interest of the Common Stockholders, the Preferred Stockholders, and Rockford.

      1. Agreement to Vote. The Common Stockholders, the Preferred Stockholders, and Rockford (each a "HOLDER" and collectively the "HOLDERS")hereby agree to vote all shares of Common Stock, Series A Preferred Stock, and Series B Preferred Stock, and any other shares of voting securities of the Company now owned or hereafter acquired or controlled by them (collectively, the "VOTING SECURITIES") as follows:
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            CONFIDENTIAL TREATMENT REQUESTED BY ROCKFORD CORPORATION


            (a) Board of Directors Composition. The Common Stockholders and Investors shall vote or act with respect to the Voting Securities so as always to elect the directors of the Company in the following manner:

                  (1)   *****;

                  (2)   *****;

                  (3)   *****.

            (b) Removal of Directors. The Common Stockholders, the Preferred Stockholders, and Rockford shall vote or act with respect to the Voting Securities so as to remove any director designated for removal by the Holder or Holders of the shares entitled to fill a vacancy occurring upon the removal of such director.

            (c) Size of Board. The Holders agree not to vote or act with respect to the Voting Securities, and the directors agree not to vote as directors of the Company, so as to change from five (5) the number of directors on the Board of Directors of the Company, unless Holders representing more than two-thirds (2/3) of the then outstanding Voting Securities agree.

      2. Further Assurances. Each of the Holders and the Company agree not to vote any shares of Company stock, or to take any other actions, that would in any manner defeat, impair, be inconsistent with or adversely affect the rights of the parties under Section 1 of this Agreement. The Company agrees to use reasonable effort to ensure that the rights granted to the parties hereunder are effective and that the parties enjoy the benefits thereof. Such actions include, without limitation, the use of reasonable effort to cause the nomination and election of the directors as provided in Section 1 above.

      3. Successors in Interest. The provisions of this Agreement shall be binding upon the successors in interest to any of securities of the Company held by any party to this Agreement and their successors and assigns. The Company shall not permit the transfer of any of the securities on its books or issue new certificates representing any such securities unless and until the person(s) to whom such shares are to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was a party hereunder.

      4. Termination. This Agreement shall terminate upon the earlier of:

            (a) the date the Company consummates an underwritten public offering of its Common Stock under the Securities Act of 1933, as amended; or

            (b) The sale of all or substantially all of the assets of the Company; or

            (c) The closing of an acquisition of the Company by another corporation or entity by a consolidation or merger in which the holders of the Company's outstanding voting


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            CONFIDENTIAL TREATMENT REQUESTED BY ROCKFORD CORPORATION


stock immediately prior to such transaction own, immediately after such transaction, securities representing less than 50% of the voting power of the corporation or other entity surviving such transaction.

      5. Board Visitation Rights. The parties hereto hereby agree that ***** and **** shall have the following board visitation rights:

            (a) Unless the Company's Board of Directors determines, in its sole discretion, that it would be inappropriate to do so for reasons of confidentiality or potential conflicts of interest, the Company shall invite one representative of *** and *** to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other non-confidential material that it provides to its directors. Such representative may participate in discussions of matters brought to the Board of Directors; and

            (b) *** and *** agree, and each representative of *** and *** will agree, (i) to hold in confidence and trust and not use or disclose any confidential information provided to or learned by it in connection with its rights under this Agreement unless *** and or *** and their representatives are required to disclose said confidential information by applicable law, order of government agency or self-regulatory body, provided, however, that *** and or *** and their representatives shall to the extent possible give reasonable prior notice, to the Company of said disclosure and shall reasonably cooperate with the Company to limit the scope of said disclosure, and (ii) that ***'s and or ***'s representative may be excluded from, and shall not be delivered written information with respect to, any portion of a meeting of the Board of Directors in which management intends to disclose confidential business information regarding (a) product strategy, pricing, technology, customer relationships or similar matters if management determines that the disclosure of such information to ***, *** or their representatives would be detrimental to the Company's business, or (b) joint marketing arrangements, joint development projects, mergers, acquisitions, joint ventures or strategic alliances if management determines that disclosure of such information to *** or *** would be detrimental to the Company's business. The provisions of this Section 4(b) shall not apply with respect to any confidential information that *** or *** can document (i) is (through no improper action or inaction of its own or any affiliate, agent, consultant or employee) generally known to the public, or (ii) was rightfully in its possession or rightfully known by it prior to receipt from the Company, or (iii) was rightfully disclosed to it by a third party without restriction.

      6. Effect of Conversion of Preferred Stock. Upon consummation of the share purchase transaction between the Company and Rockford, the Series A and Series B Preferred Stock held by the Preferred Stockholders shall be automatically converted to Common Stock and the Preferred Stockholders shall have the rights and obligations of Common Stockholders.

      7. Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company, (b) the Holders and their respective successors and assigns, holding at least two-thirds (2/3) of the shares of


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            CONFIDENTIAL TREATMENT REQUESTED BY ROCKFORD CORPORATION


capital stock of the Company and their respective successors and assigns, provided, however, that any amendment which imposes additional liabilities or obligations on any Holder beyond the initial subject matter of this Agreement shall not be effective without the prior written consent of such Holder or Holders. Any amendment or waiver so effected shall be binding upon the Company and the Holders and all of their respective successors and assigns whether or not such party, assignee or other stockholder entered into or approved such amendment or waiver.

      8. Enforceability/Severability. The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nevertheless be held to be prohibited by or invalid under applicable law,
(a) such provision shall be invalid only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and (b) the parties shall, to the extent permissible by applicable law, amend this Agreement, so as to make effective and enforceable the intent of this Agreement.

      9. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

      10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]


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            CONFIDENTIAL TREATMENT REQUESTED BY ROCKFORD CORPORATION


            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

                                      SIMPLEDEVICES, INC.


                                      By:       ________________________________
                                                Louis S. Hughes, III
                                                President and Chief Executive
                                                Officer

                                      Address:  Bay View Plaza
                                                2121 El Camino Real, 2nd Floor
                                                San Mateo, CA 94403




        [SIGNATURE PAGE - SECOND AMENDED AND RESTATED VOTING AGREEMENT]
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            CONFIDENTIAL TREATMENT REQUESTED BY ROCKFORD CORPORATION


                                            ROCKFORD CORPORATION, an Arizona
                                            corporation


                                            By:        _________________________
                                            Name:      W. Gary Suttle
                                            Its:       President and CEO

                                            By:        _________________________

                                            Name:      _________________________
                                            Its:       Secretary

                                            Address:   546 South Rockford Drive
                                                       Tempe, AZ 85281

                                            Phone:     (480) 967-3565
                                            Facsimile: (480) 967-8132


           [SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT]